UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2004


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                    1-6453                 95-2095071
      --------                    ------                 ----------
  (State of Incorporation)      (Commission File        (I.R.S. Employer
                                 Number)                 Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)



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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

                                                                    Page
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Item 5.  Other Events and Regulation FD Disclosure                    3

Signature                                                             4

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NATIONAL SEMICONDUCTOR CORPORATION

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

We contracted in 1999 to design and manufacture a system-on-a-chip for ZF Micro Devices, Inc. The successor to ZF Micro Devices, ZF Micro Solutions, sued us in the Superior Court in Santa Clara, California in April 2002, asserting various contract and tort claims. On June 14, 2004, the jury found for ZF Micro Solutions on a claim of intentional misrepresentation, awarding damages of $28,000,000 and on a claim of breach of the implied covenant of good faith and fair dealing, awarding damages of $1,950,000. On seven other claims by ZF Micro Solutions, the jury found for us. The jury also found for us on our breach-of-contract cross-claim, awarding damages of $1,098,003.86.

We intend to challenge the verdicts in favor of ZF Micro Solutions in post-trial motions and to vigorously pursue the appeal of any judgment that may be entered against us in this matter.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL SEMICONDUCTOR CORPORATION

                                        //S// Robert E.  DeBarr
                                        -----------------------
Dated:  June 15, 2004                   Robert E.  DeBarr
                                        Controller
                                        Signing on behalf of the registrant and
                                        as principal accounting officer